UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2024

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A Common Stock, par value $0.001 per share	BBGI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously disclosed, the Board of Directors (the “Board”) of Beasley Broadcast Group, Inc. (the “Company”) and the holders of a majority in voting power of the Company’s issued and outstanding shares of Class A Common Stock and Class B Common Stock (collectively, the “Common Stock”) approved and authorized an amendment of the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio of not less than 1-for-5 and no more than 1-for-20, with the final ratio to be determined at the sole discretion of the Board (the “Reverse Stock Split”).

On September 13, 2024, the Board approved a ratio of 1-for-20 as the final ratio for the Reverse Stock Split, and on September 19, 2024, the Company issued a press release announcing the Reverse Stock Split, including the final ratio of 1-for-20. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Reverse Stock Split is expected to become effective on September 23, 2024, at 11:59 p.m. ET (the “Effective Date”), with shares of Class A Common Stock to begin trading on a split-adjusted basis at market open on September 24, 2024 under the existing symbol “BBGI” and new CUSIP number 074014 200. In connection with the Reverse Stock Split, every 20 shares of the Company’s Class A Common Stock issued and outstanding as of the Effective Date will be automatically converted into one share of Class A Common Stock, and every 20 shares of the Company’s Class B Common Stock issued and outstanding as of the Effective Date will be automatically converted into one share of Class B Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares, the Company will pay cash for each holder’s fractional shares in an amount equal to the closing sales price of the Company’s Class A Common Stock as reported on The Nasdaq Capital Market on the Effective Date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are “forward-looking statements” are based upon current expectations and assumptions, and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “intends,” “believes,” “expects,” “seek,” “will,” “should,” or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including, without limitation, statements regarding the timing and effectiveness of the Reverse Stock Split. Key risks are described in the Company’s reports filed with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including: the timing and effectiveness of the Reverse Stock Split; the continued listing of the Class A Common Stock on The Nasdaq Capital Market; and the Company’s financial condition.

The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: September 19, 2024	By:	/s/ Marie Tedesco
Marie Tedesco
Chief Financial Officer

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